Exhibit 99.2

MOBILE INFRASTRUCTURE CORPORATION 30 W. 4TH STREET CINCINNATI, OHIO 45202 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, the day before the cut-off date or [TBD]. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During The Meeting - Go to www.virtualshareholdermeeting.com/MiCORP2023 You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D90074-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Approval of an amendment deleting provisions related to roll-up transactions from the Company’s charter, effective immediately prior to the effective time of the Merger (as defined below), or the Charter Amendment Proposal; 2. Approval of the merger of Queen Merger Corp. I (“Merger Sub”), a Maryland corporation and wholly-owned subsidiary of Fifth Wall Acquisition Corp. III, a Cayman Islands exempted company (“FWAC”), with and into the Company with the Company continuing as the surviving entity and immediately following the effectiveness of such merger, the merger of MIC with and into the successor of FWAC after its conversion to a Maryland corporation (“New MIC”), with New MIC continuing as the surviving entity (the “Merger”) pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of December 13, 2022, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023, as it may be further amended from time to time, by and among FWAC, Merger Sub and MIC, or the Merger Proposal; 3. Approval, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the Merger; and 4. Approval of the adjournment of the special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Charter Amendment Proposal or the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Merger Proposal, such proposal, the Adjournment Proposal. To the maximum extent permitted by applicable law, the proxies, in their discretion, are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

The 2023 Special Meeting of Stockholders of Mobile Infrastructure Corporation will address the following items of business: 1. Approval of an amendment deleting provisions related to roll-up transactions from the Company’s charter, effective immediately prior to the effective time of the Merger (as defined below), or the Charter Amendment Proposal; 2. Approval of the merger of Queen Merger Corp. I (“Merger Sub”), a Maryland corporation and wholly-owned subsidiary of Fifth Wall Acquisition Corp. III, a Cayman Islands exempted company (“FWAC”), with and into the Company with the Company continuing as the surviving entity and immediately following the effectiveness of such merger, the merger of MIC with and into the successor of FWAC after its conversion to a Maryland corporation (“New MIC”), with New MIC continuing as the surviving entity (the “Merger”) pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of December 13, 2022, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023, as it may be further amended from time to time, by and among FWAC, Merger Sub and MIC, or the Merger Proposal; 3. Approval, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the Merger; and 4. Approval of the adjournment of the special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Charter Amendment Proposal or the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve the Charter Amendment Proposal or the Merger Proposal, such proposal, the Adjournment Proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. MOBILE INFRASTRUCTURE CORPORATION SPECIAL MEETING OF STOCKHOLDERS [TBD], 2023 AT [TBD], EASTERN TIME www.virtualshareholdermeeting.com/MiCORP2023 Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2023 Special Meeting of Stockholders of the Company, including the Company’s proxy statement, are also available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. Please see the Proxy Statement for attendance instructions. D90075-TBD MOBILE INFRASTRUCTURE CORPORATION SPECIAL MEETING OF STOCKHOLDERS [TBD], 2023, [TBD], Eastern time Virtually via the Internet at www.virtualshareholdermeeting.com/MiCORP2023 This proxy is solicited on behalf of the Board of Directors of Mobile Infrastructure Corporation. The undersigned stockholder of the Company hereby appoints Manuel Chavez, III and Stephanie Hogue, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2023 Special Meeting of Stockholders of the Company to be held virtually via the Internet at www.virtualshareholdermeeting.com/MiCORP2023, on [TBD], 2023 at [TBD], Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the Notice of 2023 Special Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSALS 1, 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.